SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]    Preliminary proxy statement.  [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[X]  Soliciting material under rule 14a-12

                             CDC Nvest Funds Trust I
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

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(2)    Aggregate number of securities to which transaction applies:

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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)    Proposed maximum aggregate value of transaction:

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(5)    Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

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(2)    Form, Schedule or Registration Statement No.:
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(3)    Filing Party:


(4)    Date Filed:

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

                          [CDC NVEST FUNDS LETTERHEAD]

October 13, 2003
                                              Our records as of October 10, 2003
                                   indicate that we have not received your proxy
                                        vote. We want you to know that your vote
                                                                        matters!


Dear Shareholder:

We recently sent you a package containing a prospectus/proxy statement that provided detailed information regarding an important proposal affecting your CDC Nvest Fund. Our records indicate that you have not yet responded. Your vote is important. Please take some time to review the document and vote your shares today. If your vote and this letter have crossed in the mail, we thank you for your response.

PLEASE RESPOND BY NOVEMBER 7, 2003!

Your vote is needed prior to the shareholder meeting, which is scheduled for November 11, 2003 at 2:00 p.m. Eastern time at the offices of CDC IXIS Asset Management Advisers, L.P. at 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. There are three convenient methods for voting your shares:

X Visit www.cdcnvestfunds.com to vote electronically by Internet, where you will also find copies of the proxy letter, a set of Q&As, and the proxy statement.

X Call toll-free 866-241-6192 to vote on our automated telephone line.

X Return the enclosed proxy card in the postage-paid envelope provided.

If you plan to vote electronically by Internet or by telephone, please see your proxy card for more information and helpful instructions. You may also receive a telephone call from a proxy solicitation firm to remind you to vote your shares.

Thank you for your cooperation in voting on this important proposal. If you have any questions, please call 800-225-5478. One of our representatives will be happy to provide you with the information you need.


Sincerely,
/s/ John T. Hailer
John T. Hailer
President

CDC IXIS Asset Management Distributors, L.P. o 399 Boylston Street o Boston, Massachusetts 02116 www.cdcnvestfunds.com
LCG05-1003